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                                                                   Exhibit 10.11

                             STOCKHOLDERS AGREEMENT
                             ----------------------


          THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made as of May 16, 1997, by and among Therma-Wave, Inc., a Delaware corporation (the "Company"), each of the Persons listed on Schedule I attached hereto or certain designees thereof that execute a counterpart to this Agreement (the "Bain Group"), each of the Persons listed on Schedule II attached hereto (the "Sutter Group"), and each of the Persons listed on Schedule III attached hereto (the "Existing Stockholders"), and Antares International Partners, Inc. ("Antares") (the Bain Group, the Sutter Group, the Existing Stockholders and Antares are collectively referred to herein as the "Stockholders," and each as a "Stockholder"). Unless otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.

          WHEREAS, the Company, as of the date hereof, is authorized by its Certificate of Incorporation to issue capital stock consisting of 2,000,000 shares of its Class L Common Stock, par value $.01 per share ("Class L Common"), 20,000,000 shares of its Class A Common Stock, par value $.01 per share ("Class A Common"), 4,000 shares of its Class B Common Stock, par value $.01 per share ("Class B Common"), and 1,000,000 shares of its Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred"). The Class L Common, the Class A Common and the Class B Common are sometimes collectively referred to herein as "Common Stock".

          WHEREAS, the Stockholders and the Company desire to enter into this Agreement to establish the composition of the Company's Board of Directors (the "Board"), to restrict the sale, assignment, transfer, encumbrance or other disposition of the Common Stock and to provide for certain rights and obligations in respect thereto as hereinafter provided.

          NOW, THEREFORE, the Company and the Stockholders hereby agree as follows:

          1.  Voting Agreement.

          (a) From and after the date of this Agreement each holder of Stockholder Shares shall vote all of his or its Stockholder Shares and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a stockholder or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

          (i) the authorized number of directors on the Board shall be established at 5 directors;

          (ii) the following individuals shall be elected to the Board:
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               a.  2 representatives designated by Bain Capital Fund V, L.P.
                   ("BCF V");

               b. 1 representatives designated by Bain Capital Fund V-B, L.P. ("BCF V-B");

               c.  1 representatives designated by BCIP Associates ("BCIP"); and

               d. 1 representatives designated by BCIP Trust Associates, L.P. ("BCIP Trust"); and

          (iii) the removal from the Board (with or without cause) of any representative designated hereunder by BCF V, BCF V-B, BCIP, or BCIP Trust shall be at BCF V's, BCFV-B's, BCIP's, BCIP Trust's written request, respectively, but only upon such written request and under no other circumstances; and

          (iv) in the event that any representative designated hereunder by BCF V, BCF V-B, BCIP, BCIP Trust for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by BCF V, BCF V-B, BCIP, or BCIP Trust, respectively, as provided hereunder.

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board or any committee thereof.

          (c) The provisions of this Section 1 shall terminate upon the consummation of a Public Offering.

          2.  Restrictions on Transfer of Stockholder Shares.

          (a) Transfer of Stockholder Shares. No holder of Stockholder Shares shall sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Stockholder Shares, except pursuant to and in accordance with Sections 2(b), 2(c), 2(d) and 3 below. Each Stockholder agrees not to consummate any Transfer until 20 days after the later of the delivery to the Company and, to the extent required below, the other holders of Stockholder Shares, of such Stockholder's Sale Notice or Transfer Notice (if any) (each as defined below), unless the parties to the Transfer have been finally determined pursuant to this Section 2 prior to the expiration of such 20-day period (the date of the first to occur of such events is referred to herein as the "Authorization Date"). Notwithstanding anything to the contrary in this Agreement, (i) no holder of Stockholder Shares shall transfer any Stockholder Shares to any Person who is a direct or indirect competitor of the Company or any of its subsidiaries, (ii) until July 1, 1998, no Existing Stockholder shall Transfer any interest in any Stockholder Shares, except pursuant to and in accordance with Sections 2(c), 2(d) and 3 and (iii) no member of the Sutter Group may Transfer any interest in any Stockholder Shares, except pursuant to and in accordance with Sections 2(c), 2(d) and 3.

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          (b) First Refusal Rights.

          (i) Prior to making any Transfer other than pursuant to Section 3, each Existing Stockholder seeking to Transfer any interest in any Stockholder Shares (a "Selling Stockholder"), shall deliver written notice (the "Sale Notice") to the Company and to the Bain Group. Such Sale Notice shall disclose in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the proposed transfer.

          (ii) The Company may elect to purchase all or a portion of the shares specified in the Sale Notice (the "Sale Stock") upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Selling Stockholder and the Bain Group within 15 days after the Sale Notice has been delivered to the Company. If the Company has not elected to purchase all of the Sale Stock, the Bain Group may elect to purchase all or a portion of the Sale Stock upon the same terms and conditions as those set forth in the Sale Notice by delivering written notice of such election to the Selling Stockholder within 20 days after the Sale Notice has been given to the Bain Group. If neither the Company nor the Bain Group elects to purchase all of the shares of Sale Stock, the Selling Stockholder may transfer the shares of Sale Stock, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice, during the 60-day period immediately following the Authorization Date. Any shares of Sale Stock not transferred within such 60-day period shall be subject to the provisions of this Section 2(b) upon subsequent transfer. If the Company or the Bain Group have elected to purchase all of the shares of Sale Stock hereunder, the Transfer of such shares shall be consummated as soon as practical after the delivery of notice of such election to the Selling Stockholder, but in any event within 30 days after the delivery of such notice of election.

          (c) Participation Rights.

          (i) At least 20 days prior to any Transfer of Stockholder Shares by any member of the Bain Group (the "Transferring Stockholder"), the Transferring Stockholder will deliver a written notice (the "Transfer Notice") to the Company, the Sutter Group and the Existing Stockholders specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. Any member of the Sutter Group and any Existing Stockholder may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Stockholder within 20 days after delivery of the Transfer Notice. If any Stockholders (other than the Transferring Stockholders) have elected to participate in such Transfer ("Participating Stockholder(s)"), the Transferring Stockholder and each Participating Stockholder will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of Common Stock equal to the product of (A) the quotient determined by dividing the number of shares of Stockholder Shares owned by such Transferring Stockholder or Participating Stockholder by the aggregate number of outstanding shares of Stockholder Shares owned by the Transfer ring Stockholder and all Participating Stockholders (on a fully diluted basis and assuming for such purpose that all shares of Common Stock issuable upon conversion of the Preferred

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     Stock are outstanding) and (B) the number of shares of Stockholder Shares to be sold in the contemplated Transfer.

     Notwithstanding the foregoing, in the event that the Transferring Stockholder intends to Transfer shares of more than one class of Common Stock, each Participating Stockholder shall be required to sell in the contemplated Transfer a pro rata portion of shares of all such classes of Stockholder Shares, which portion shall be determined in the manner set forth immediately above. Any holder of Preferred Stock participating in such Transfer shall be entitled to sell in such Transfer up to such holder's pro-rata portion of each class of Stockholder Shares and shall have the opportunity to either (x) sell Common Stock of such class obtained upon exercise of such holder's Preferred Stock or (y) sell Shares of Preferred Stock convertible into shares of such class of Common Stock.

          (ii) The Transferring Stockholder will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of any Participating Stockholders in any contemplated Transfer and to the inclusion of the Preferred Stock in any contemplated transfer, and the Transferring Stockholder will not transfer any of its Stockholder Shares to the prospective transferee(s) unless (A) the prospective transferee(s) agrees to allow the participation of the other Stockholders and the inclusion of the Preferred Stock or (B) the Transferring Stockholder agrees to purchase the number of such class of Stockholder Shares or portion of the Preferred Stock (based upon the number of Stockholder Shares obtainable upon conversion thereof) from any Participating Stockholders which the Participating Stockholders would have been entitled to sell pursuant to this Section 2(c).

          (d) Permitted Transfers. Notwithstanding anything to the contrary in any other provision of this Agreement, the restrictions contained in this
Section 2 shall not apply to (i) any Transfer of Stockholder Shares by any Stockholder to or among any of its Affiliates, (ii) a Public Sale, (iii) Transfers among Existing Stockholders, or (iv) an Approved Sale (as hereinafter defined); provided that the restrictions contained in this Agreement will continue to be applicable to the Stockholder Shares after any Transfer pursuant to clause (i) above and the transferees of such Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Stockholder Shares pursuant to this Section 2(d), the transferees will deliver a written notice to the Company, which notice will, in the case of a Transfer pursuant to clause (i) above, disclose in reasonable detail the identity of such transferee.

          (e) Termination of Restrictions.  The restrictions set forth in this
Section 2 shall continue with respect to each Stockholder Share until the earlier of (i) the date on which such Stockholder Share has been transferred in a Public Sale, (ii) the consummation of an Approved Sale, or (iii) the consummation of a Public Offering.

          3.  Sale of the Company.

          (a) If the holders of a majority of the Bain Shares (the "Majority Bain Stockholders") approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock

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(whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party (collectively an "Approved Sale"), each holder of Stockholder Shares will consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Stockholder Shares will waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Stockholder Shares will agree to sell all of his Stockholder Shares and rights to acquire Stockholder Shares on the terms and conditions approved by the Majority Bain Stockholders. Each holder of Stockholder Shares will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

          (b) The obligations of the holders of Stockholder Shares with respect to an Approved Sale are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Approved Sale, each holder of Stockholder Shares will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Stockholder Shares would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) each holder of shares of a class of Stockholder Shares will be given the same consideration with respect to each share of such class, and, if any holders of Stockholder Shares are given an option as to the form and amount of consideration to be received, each holder of Stockholder Shares will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of Stockholder Shares will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of Stockholder Shares. Notwithstanding anything herein to the contrary, (i) the Existing Stockholders shall not be required to provide indemnification in connection with such Approved Sale, (ii) in no event shall an Existing Stockholder be required to enter into an agreement not to compete in connection with such Approved Sale, and (iii) in determining the amount of consideration to be paid to the Existing Stockholders in such Approved Sale, all consideration paid directly or indirectly to the Bain Group in connection with such Approved Sale (other than customary investment banking and legal fees) shall be taken into account.

          (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Stockholder Shares that are not accredited investors will, at the request of the Company, appoint a purchaser representative (as such terms are defined in Rule 501) reasonably acceptable to the Company. If any holder of Stockholder Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Holders of Stockholder Shares will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not

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otherwise paid by the Company or the acquiring party.  Costs incurred by holders of Stockholder Shares on their own behalf will not be considered costs of the transaction hereunder.

          (e) The provisions of this Section 3 will terminate upon completion of a Public Offering.

          4.  Preemptive Rights.

          (a) Except as set forth in subsection (b) below, the Company will not issue, sell or otherwise transfer for consideration to any member of the Bain Group or Affiliate thereof (an "Issuance") at any time prior to a Public Offering, any Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock or securities containing any profit participation features or options to purchase Common Stock or any stock appreciation right or phantom stock plan) unless, at least 30 days and not more than 60 days prior to such Issuance, the Company notifies each holder of Stockholder Shares in writing of the Issuance (including the price, the purchasers thereof and the other terms thereof) and grants to each holder of Stockholder Shares, the right (the "Right") to subscribe for and purchase a portion of such additional shares or other securities so issued at the same price and on the same terms as issued in the Issuance equal to the quotient determined by dividing (1) the number of fully diluted shares of Common Stock held by such holder by (2) the total number of shares of Common Stock outstanding on a fully diluted basis. Notwithstanding the foregoing, if all Persons entitled to purchase or receive such stock or securities are required to also purchase other securities of the Company, the holders of Stockholder Shares exercising their Right pursuant to this Section shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase; provided that, at the request of any holder of Stockholders Shares, the Company shall offer to such holder stock or securities which have no voting rights (other than required by applicable law) and which are convertible into voting securities but which are otherwise identical to the stock or securities being offered. The Right may be exercised by such holder at any time by written notice to the Company received by the Company within 15 days after receipt by such holder of the notice from the Company referred to above. The closing of the purchase and sale pursuant to the exercise of the Right shall occur not less than 10 days after the Company receives notice of the exercise of the Right and concurrently with the closing of the Issuance. In the event that the consideration received by the Company in connection with an Issuance is property other than cash, each holder of Stockholder Shares may, at its election, pay the purchase price for such additional shares or other securities in such property or solely in cash. In the event that any such holder elects to pay cash, the amount thereof shall be determined based on the fair value of the consideration received or receivable by the Company in connection with the Issuance.

          (b) Notwithstanding the foregoing, the Right shall not apply to (i) issuances of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock), pro rata to all holders of Common Stock, as a dividend on, subdivision of or other distribution in respect of, the Common Stock in accordance with the Company's Certificate of Incorporation, (ii) the issuance of Common Stock upon conversion of the Preferred Stock, or (iii) the issuance of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock) on customary, arm's length terms in connection with the provision by the Bain Group (or Affiliates thereof) of debt financing to the Company or its Subsidiaries.

          (c) The provisions of this Section 4 will terminate upon the consummation of a Public Offering.

          5. Legend. Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFERS AND VOTING RESTRICTIONS PURSUANT TO STOCKHOLDERS AGREEMENT DATED AS OF MAY 16, 1997, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with the definition thereof in Section 7.

          6. Transfer. Prior to Transferring any Stockholder Shares (other than in a Public Sale or in an Approved Sale) to any person or entity, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement.

          7.  Definitions.

          "Affiliate" of a Stockholder means any other person, entity or investment fund controlling, controlled by or under common control with the Stockholder and, in the case of a Stockholder which is a partnership, any partner of the Stockholder.

          "Bain Shares" means (i) any Common Stock issued to the Bain Group pursuant to the Recapitalization Agreement, (ii) any shares of Common Stock otherwise acquired by the Bain Group and (iii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clauses (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Certificate of Incorporation" means the Company's certificate of incorporation in effect at the time as of which any determination is being made.

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          "Existing Stockholder Shares" means (i) any shares of Common Stock issued to the Existing Stockholders pursuant to the Recapitalization Agreement or held by the Existing Stockholders as of the date hereof, (ii) any shares of Common Stock otherwise acquired by the Existing Stockholders, (iii) any shares of Common Stock issued or issuable upon conversion of the Preferred Stock, and
(iv) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clauses (i), (ii) and (iii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Family Group" means a Stockholder's spouse and descendants (whether or not adopted) and any trust solely for the benefit of the Stockholder and/or the Stockholder's spouse and/or descendants.

          "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% Owner"), and who is not controlling, controlled by or under common control with any such 5% Owner or, in the case of a partnership, is a general partner thereof.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Public Company" shall mean a company (i) which is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act or (ii) any of whose securities are registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.

          "Public Offering" means an initial public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act.

          "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to the time the Company is a Public Company) adopted under the Securities Act.

          "Recapitalization Agreement" means the Recapitalization Agreement, dated as of December 18, 1996, among the Company, the Bain Group and the Existing Stockholders.

          "Registration Agreement" means that certain Registration Agreement dated the date hereof, between the Company and certain of its stockholders.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

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          "Stockholder Shares" means the Bain Shares, the Sutter Shares and the
Existing Stockholder Shares. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "Sutter Shares" means (i) any Common Stock issued to the Sutter Group pursuant to the Recapitalization Agreement, (ii) any shares of Common Stock otherwise acquired by the Sutter Group and (iii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clauses (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          8.  Information Rights.

          (a) Quarterly Information. Except for any quarter at the end of which the Company is a Public Company, the Company shall deliver to each Existing Stockholder as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, and in any event within 45 days thereafter, a copy of (i) an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and (ii) an unaudited consolidated statement of income of the Company and its subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter. Such statements will be prepared in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied, subject to normal year end audit adjustments and to the absence of footnotes.

          (b) Annual Information. Except following any year at the end of which the Company is a Public Company, the Company shall deliver to each Existing Stockholder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, a copy of (i) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and (ii) audited consolidated statements of income, retained earnings and consolidated cash flows of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the previous years. Such statements shall be (i) prepared in accordance with GAAP, consistently applied, (ii) in reasonable detail and (iii) certified by a firm of independent certified public accountants of recognized national standing selected by the Company.

          9. Capitalization. The Company hereby represents and warrants that, as of the closing under the Recapitalization Agreement and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 1,000,000 shares of Series A Preferred (of which 748,739 shares shall be issued and outstanding), (b) 2,000,000 shares of Class L Common, of which 1,008,170 shares shall be issued and outstanding, (c) 20,000,000 shares of Class A Common, of which 9,073,532 shares shall be issued and outstanding and 750,000 shares shall be reserved for issuance upon conversion of the Series A Preferred, and
(d) 4,000,000 shares of Class B Common, up to 2,687,500 of which shares shall either be outstanding or reserved for issuance upon exercise of stock options granted to the Company's employees (the "Key Employee Options"). As of the Closing, neither the Company nor any subsidiary of the Company shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Series A Preferred, the Key Employee Options and the Warrants.

          10. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

          11. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least a majority of the then outstanding Bain Shares and the holders of at least a majority of the then outstanding Existing Stockholder Shares. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          13. Entire Agreement. Except as otherwise expressly set forth herein, this document, the Recapitalization Agreement and the Registration Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          14. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          15. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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          16.  Remedies.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

          17.  Arbitration.

          (a) Arbitration. In the event of disputes between the parties with respect to the terms and conditions of this Agreement, such disputes shall be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Boston, Massachusetts. Such arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration shall be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in his or its sole discretion, ask for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (b) Procedure. Such arbitration may be initiated by written notice from either party to the other which shall be a compulsory and binding proceeding on each party. The arbitration shall be conducted before a panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The costs of said arbitrators and the arbitration shall be borne equally by the parties to the arbitration. Each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration. Time is of the essence of this arbitration procedure, and the arbitrators shall be instructed and required to render their decision within ten
(10) days following completion of the arbitration.

          (c) Venue and Jurisdiction. Any and all legal proceedings to enforce this Agreement (including any action to compel arbitration hereunder or to enforce any award or judgment rendered thereby) shall be governed in accordance with this Section.

          18. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or sent by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                    Chief Executive Officer
                    Therma-Wave, Inc.
                    1250 Reliance Way
                    Fremont, California 94539
                    Telecopier No. (510) 490-0843

          with a copy (not to constitute notice to the Company) to:

                    Bain Capital, Inc.
                    Two Copley Place
                    Boston, MA  02116
                    Attention: Adam Kirsch
                    Telecopier: (617) 572-3274

                         and to:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL 60606
                    Attention: Jeffrey C. Hammes
                               Stephen L. Ritchie
                    Telecopier: (312) 861-2200

          19. Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

          20. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.


                              THERMA-WAVE, INC.


                              By:   /s/ Allan Rosencwaig
                                    ---------------------------------------

                              Its:  Chairman of the Board and C.E.O.
                                    ---------------------------------------

                              BAIN CAPITAL FUND V, L.P.

                              By:   Bain Capital Partners V, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors V, Inc.
                              Its:  General Partner

                              By:   /s/ Adam W. Kirsch
                                    ---------------------------------------
                              Its:  Managing Director
                                    ---------------------------------------

                              BAIN CAPITAL FUND V-B, L.P.

                              By:   Bain Capital Partners V, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors V, Inc.
                              Its:  General Partner

                              By:   /s/ Adam W. Kirsch
                                    ---------------------------------------
                              Its:  Managing Director
                                    ---------------------------------------

                              BCIP ASSOCIATES


                              By:   /s/ Adam W. Kirsch
                                    ---------------------------------------
                                    A General Partner

                  (Signature Page to Stockholders Agreement)

                              BCIP TRUST ASSOCIATES, L.P.


                              By:   /s/ Adam W. Kirsch
                                    -------------------------------
                                    A General Partner


                              RANDOLPH STREET PARTNERS


                              By:   /s/ Stephen L. Ritchie
                                    ------------------------------------
                              Its:  General Partner
                                    ------------------------------------

                              SUTTER HILL VENTURES, a California limited partnership


                              By:   /s/ [signature illegible]
                                    --------------------------------------
                              Its:  General Partner of the General Partner
                                    --------------------------------------


                              SUTTER HILL ASSOCIATES, L.P.


                              By:   /s/ [signature illegible]
                                    --------------------------------------
                              Its:  General Partner
                                    --------------------------------------


                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO DAVID L. ANDERSON


                              By:   /s/ Christopher M. Peterson
                                    --------------------------------------
                              Its:  Assistant Vice President
                                    --------------------------------------
                  (Signature Page to Stockholders Agreement)

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO LEONARD BAKER, JR.


                              By:   /s/ Christopher M. Peterson
                                    --------------------------------
                              Its:  Assistant Vice President
                                    --------------------------------

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO WILLIAM H. YOUNGER, JR.


                              By:   /s/ Christopher M. Peterson
                                    --------------------------------
                              Its:  Assistant Vice President
                                    --------------------------------

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO TENCH COXE


                              By:   /s/ Christopher M. Peterson
                                    --------------------------------

                              Its:  Assistant Vice President
                                    --------------------------------

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO SHERRYL W. HOSSACK


                              By:   /s/ Christopher M. Peterson
                                    --------------------------------

                              Its:  Assistant Vice President
                                    --------------------------------


                              TORAY INDUSTRIES, INC.


                              By:  /s/  Kenji Yamaguchi
                                    --------------------------------
                              Its:
                                    --------------------------------

                  (Signature Page to Stockholders Agreement)

                              TORAY INDUSTRIES (AMERICA), INC.


                              By:   /s/ Mr. Kabe
                                    -------------------------------

                              Its:
                                    -------------------------------

                              SHIMADZU CORPORATION


                              By:   /s/ Shoji Onosoe
                                    -------------------------------

                              Its:
                                    -------------------------------


                  (Signature Page to Stockholders Agreement)

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO PAUL M. WYTHES


                              By:   /s/ Christopher M. Peterson
                                    -------------------------------

                              Its:  Assistant Vice President
                                    -------------------------------


                              ANTARES INTERNATIONAL PARTNERS, INC.


                              By:   /s/ Gary M. Cole
                                    -------------------------------
                              Its:  Managing Director
                                    -------------------------------

                  (Signature Page to Stockholders Agreement)

                                   SCHEDULE I

                                   Bain Group
                                   ----------

Bain Capital Fund V, L.P.
Bain Capital Fund V-B, L.P.
BCIP Associates
BCIP Trust Associates, L.P.
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA 02116
Attention: Adam Kirsch

     with a copy to:
          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601
          Attention: Jeffrey C. Hammes
                     Stephen L. Ritchie


Randolph Street Partners
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA 02116
Attention: Adam Kirsch

     with a copy to:
          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601
          Attention: Jeffrey C. Hammes
                     Stephen L. Ritchie

                                  SCHEDULE II

                                  Sutter Group
                                  ------------

Sutter Hill Ventures, a California limited partnership
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attention: G. Leonard Baker

Sutter Hill Associates, L.P.
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304
Attention: G. Leonard Baker

Wells Fargo Bank, Trustee
SHV M/P/T FBO Paul M. Wythes
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO David L. Anderson
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO Leonard Baker, Jr.
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO William H. Younger, Jr.
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO Tench Coxe
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

Wells Fargo Bank, Trustee
SHV M/P/T FBO Sherryl W. Hossack
P.O. Box 63050 MAC 0188-161
San Francisco, CA 94163
Attention: Chris Petersen

                                  SCHEDULE III

                             Existing Stockholders
                             ---------------------

Toray Industries, Inc.
2-2-1 Nihonbashi-Muromachi
Chuo-ku, Tokyo 103 Japan
Attention: Satoru Masuzaki


Shimadzu Corporation
1, Nishinokyo-Kuwabaracho
Nakagyo-ku, Kyoto 604, Japan
Attention: Soju Onose


Toray Industries (America), Inc.
600 Third Avenue, 5th Floor
New York, NY 10016
Attention: Mr. Uchida